PNM Resources
Alvarado Square
Albuquerque, NM  87158
www.pnmresources.com

EXHIBIT 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2009, for Public Service Company of New Mexico (“Company”), as filed with the Securities and Exchange Commission on November 2, 2009 (“Report”), I, Charles N. Eldred, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2009	By:	/s/ Charles N. Eldred
Charles N. Eldred
Executive Vice President and
Chief Financial Officer
Public Service Company of New Mexico